Subsequent Events	6 Months Ended	12 Months Ended
	Jun. 30, 2021	Dec. 31, 2020
Subsequent Events [Abstract]
Subsequent events
Note 15.    Subsequent Events
The Company has evaluated the impact of events that have occurred through the date these financial statements were issued and identified the following events that required disclosure.
Business Combination:
On February 9, 2021, the Company entered into a definitive business combination agreement with FG New America Acquisition Corp., a special purpose acquisition corporation, that would result in the Company becoming a public company. The business combination was closed on July 20, 2021.
Senior Debt:
On August 6, 2021, the Company entered into an amendment to the credit agreement with an unrelated third party for Opportunity Funding SPE IV, LLC which, among other things, extends the scheduled termination date of the credit agreement from August 19, 2021 to September 30, 2021 and amends certain of the financial covenants in the credit agreement.

Note 15. Subsequent Events
The Company has evaluated the impact of events that have occurred through the date these financial statements were issued and identified the following events that required disclosure.
COVID-19:
In March 2020, the World Health Organization declared the outbreak of the novel strain of coronavirus
(COVID-19)
as a pandemic. As a result, mandates from federal, state and local authorities have resulted in an overall decline in economic activity. The Company’s profitability was not adversely impacted by the pandemic and has not experienced employee layoffs due to the pandemic.
Business Combination:
On February 9, 2021, the Company entered into a definitive business combination agreement with FG New America Acquisition Corp., a special purpose acquisition corporation, that would result in the Company becoming a public company. The business combination was closed on July 20, 2021.